UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): December 5, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 5, 2007, Comverge, Inc. entered into Amendment No. 1 to the Direct Load Control Delivery Agreement with The Connecticut Light and Power Company, which amends the Direct Load Control Delivery Agreement (the “Agreement”) that was previously filed as an exhibit to our Amendment No. 1 on Form 8-K/A filed on October 22, 2007, which amended and supplemented our Current Report on Form 8-K filed on October 10, 2007. The purpose of the amendment is to extend the date on which the Agreement automatically terminates if regulatory approval of the Agreement is not obtained from December 15, 2007, to May 31, 2008.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Direct Load Control Delivery Agreement Amendment No. 1 dated December 5, 2007, between Alternative Energy Resources, Inc. and The Connecticut Light and Power Company

99.1	Press Release of Comverge, Inc., dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi
Name: Title:	Michael Picchi Chief Financial Officer

Dated: December 6, 2007